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                                                                   EXHIBIT 10(Y)

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[LOGO] M&T Real Estate, Inc.                                       MORTGAGE NOTE
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Syracuse, New York          September 28, 2000, 199__                $850,000.00
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BORROWER: Griffin Environmental Company, Inc.
          -----------------------------------
a(n) [_] individual(s) [_] partnership [X] corporation [_] trust [_] limited liability company [_] ________________ organized under the laws of the State of New York Address of residence/chief executive office: 7066 Interstate Island
--------                                               ----------------------
Road, Syracuse, NY 13209
------------------------

LENDER: M&T REAL ESTATE, INC., One Fountain Plaza, Buffalo, New York 14203-2399.

Promises to Pay. For value received, the undersigned Borrower promises to pay to the order of the Lender at its office identified above in lawful money of the United States and in immediately available funds, the sum of EIGHT HUNDRED FIFTY
                                                             -------------------
THOUSAND DOLLARS and 00/100 DOLLARS ($850,000.00) (the "Principle Sum") plus
---------------------------         -------------
interest on the unpaid portion of the Principal Sum, all amounts if any required for an escrow against taxes and other charges pursuant to the Mortgage defined below (the "Escrow"), and all Expenses (defined below).

Interest. The Borrower shall pay to the Lender interest, calculated on the basis of a 360-day year consisting of twelve (12) 30-day months, on the outstanding Principal Sum from and including the date of this Note to, but not including, the Maturity Date at a rate per year that on each day shall be

      [X]   10.39% per annum.
            -----

      [_] _____% above the rate in effect as the rate announced by Manufacturers and Traders Trust Company, as its prime rate of interest on the first day of the calendar month containing such day.

      [_]   _____% above LIBOR for a [_] one month period, [_] two month period,
            [_] three month period or [_] six month period. If no period is specified, a one month period shall be used. LIBOR is defined in Rider B attached hereto and made a part of this Note by this reference.

      [_] See Rider C attached hereto and made part of this Note by reference.

If no rate is specified, interest shall accrue at the Maximum Legal Rate defined below, fixed as of the date of disbursement.

Maximum Legal Rate. It is the intent of the Lender and the Borrower that in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). If this Note is for a personal loan of less than $2,5000,000 and is secured primarily by a one- to four-family residence, the interest rate shall not exceed 16%. Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled and if received by the Lender shall be refunded to the Borrower.

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Default Rate. Upon and after the Maturity Date or the occurrence or existence of an Event of Default under the Mortgage, the interest rate on the unpaid
Principal Sum shall be increased to 3% per year above the otherwise applicable rate per year, effective as of the date of the default or maturity. No failure to impose or delay in imposing this Default Rate shall be construed as a waiver by the Lender of its right to collect interest at the Default Rate for the period from the Maturity Date or the commencement of the default, as applicable, to but not including the earlier of the date (a) the default is cured to the satisfaction of the Lender in its sole discretion or (b) this Note is paid in full.

                *the first day of the first full month following

Term. The term of this Note is 5 years from the date of issue. The Maturity Date
                               -
is October 1, 199  / 2005.
   ---------     --    --

Repayment of Principal and Interest. The Borrower shall pay the Principal Sum and interest owing pursuant to this Note to the Lender in installments as follows:

    (1) one installment of interest payable on the date of this Note equal in amount to the interest which will accrue during the period beginning on the date of this Note and ending on the last calendar day of the same month and year;

[_] (2) _________ consecutive monthly installments of principal each in the amount of $_______ shall become due and payable on the first day of each month commencing on _________, 199_; with an equal number of installments of interest in amounts which may vary, which shall become due and payable on the first day of each such month;

        OR

[X]     (2) 60 consecutive level monthly installments consisting of both
            --
        principal and interest amortized over a period of 10 years, each
                                                          --
        installment being in the amount of $11,417.18, shall become due and
                                           ----------
        payable on the first day of each month commencing on November 1, 2000,
                                                             ----------------
        199__. If the Borrower elects a variable interest rate and there is a change in such interest rate, the remaining consecutive level monthly installments consisting of both principal and interest may be adjusted to reflect such change in the interest rate.

        OR

[_] (2) See Rider C attached hereto and made part of this Note by reference.

        AND

    (3) one final installment of principal, interest, premiums and Expenses to become due on the Maturity Date and to be equal to the total of the outstanding Principal Sum and all accrued and unpaid interest, premiums and all other amounts owing pursuant to this Note and the Mortgage and remaining unpaid.

Late Charge. If the Borrower fails to pay the whole or any installment of principal or interest owing pursuant to this Note or Escrow payment owing pursuant to the Mortgage within ten days of its due date, the Borrower shall

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immediately pay to the Lender a late charge equal to six percent (6%) of the delinquent amount.

Application of Payments. Each payment pursuant to this Note shall be applied first to accrued and unpaid interest, next to Principal, next to the Escrow, next to late charges, and finally to Expenses.

Prepayment. See Rider A attached to and made part of this Note by this reference.

Events of Default; Acceleration. This Note is secured by a mortgage dated on or about the date of this Note [or on _____________], executed by the Borrower [or by __________ (if Mortgagor is not Borrower)] (the "Mortgage") and is entitled to the benefits thereof. An Event of Default under the Mortgage is an Event of Default under this Note. All amounts under this Note shall become immediately due and payable without any notice, demand, presentment or protest of any kind (each of which is waived by the Borrower) (a) automatically, if the Borrower or Mortgagor or any guarantor commences any bankruptcy or insolvency proceeding, if voluntary, and upon the lapse of 30 days without dismissal if involuntary, (b) at the sole option of the Lender, upon or at any time or from time to time after the occurrence or existence of any other event or condition specified in the Mortgage as an Event of Default and the passage of any applicable grace period, and (c) at the sole option of the Lender, upon or at any time after the Maturity Date, regardless of whether the Lender has accepted any partial payments after the Maturity Date.

Right of Setoff. If an Event of Default occurs, the Lender or its agents shall have, in addition to its other rights, the right to set off against the amounts owing under this Note any deposit account or other property held by the Lender, its agents or affiliates in any capacity for the Borrower, Mortgagor or any guarantor. Such right of setoff shall be deemed to have been exercised immediately at the time of such election.

                                                                  MRE-014 (6/97)

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Expenses. The Borrower shall pay to the Lender or its agents on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Lender or its agents, whether internal or external and whether retained for advice, for litigation or for any other purpose) incurred by the Lender or its agents either directly or indirectly in connection with this Note including, without limitation endeavoring to (1) collect any amount owing pursuant to this Note or negotiate or document a workout or restructuring, (2) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount or (3) preserve or exercise any right or remedy of the Lender or its agents pursuant to this Note (the "Expenses").

Joint and Several. If the Borrower is more than one legal person, each such person is jointly and severally liable for all amounts which become due under this Note and the term "Borrower" shall include each as well as all of them.

Cumulative Nature of the Lender's Rights and Remedies. All rights and remedies of the Lender under applicable law, this Note, the Mortgage or any related security agreement, guaranty or other document if any, are cumulative and not exclusive. No single, partial or delayed exercise by the Lender or its agents of any right or remedy shall preclude subsequent exercise by the Lender or its agents at any time of any right or remedy of the Lender without notice. No course of dealing or other conduct, no oral agreement or representation made by the Lender or its agents or usage of trade shall operate as a waiver of any right or remedy of the Lender.

Miscellaneous. This Note, with the Mortgage and any related security agreements, guaranties or other documents, if any, contains the entire agreement between the Lender and the Borrower with respect to the Note and Mortgage, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Lender or its agents in their capacity as agents for the Lender. No amendment or waiver of any provision of this Note shall be effective unless specifically agreed to in writing by the Lender and the Borrower. As to any notice by the Borrower to the Lender with regard to this Note or any document executed in connection herewith, such notice shall not be considered valid if sent by electronic communication (e.g., e-mail). This Note shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws. This Note is a binding obligation enforceable against the Borrower and its successors and assigns and shall inure to the benefit of and be enforceable by the Lender and its successors, assigns and its agents. References to the Lender's agent shall include, without limitation, Manufacturers and Traders Trust Company. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Borrower's Waivers and Consents. In any action or other legal proceeding relating to this Note, the Borrower (1) consents to the personal jurisdiction of any State or federal court located in the State of New York and (2) agrees that in any legal proceeding, a copy of this Note kept in the Lender's course of business may be admitted into evidence as an original.

TRIAL BY JURY. THE BORROWER AND THE LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION IN CONNECTION WITH THIS NOTE.

[_] This Note is given in replacement of and in substitution for, but not in payment of, a note dated _______________, 19__, in the original, principal amount of $__________ issued by the Borrower (or __________) to the Lender (or its predecessor in interest).

Preauthorized Transfers from Deposit Account. If a deposit number is provided in the following blank, the Borrower hereby authorizes the Lender to debit the Borrower's deposit account #______________ with the Manufacturers and Traders Trust Company automatically for the full amount of each payment which becomes due under this Note.

Tax ID # 16-0877949                     GRIFFIN ENVIRONMENTAL COMPANY, INC.
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                                      BY: /s/ Thomas Graziano
                                        ----------------------------------------
                                        Thomas Graziano, President

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STATE OF New York )
         --------
                   :SS.
COUNTY OF Onondaga)
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On the 28th day of September, 2000, before me personally came Thomas Graziano
       ----        ---------------                            ---------------

[_] Individual(s)       to me known and known to me to be the person(s)
                        described in and who executed the above instrument, and _he (they jointly and severally) acknowledged to me that _he (they) executed the same.

[_] Partnership         to me known and known to me to be a general partner of
                        the partnership described in and which executed the above instrument, and _he duly acknowledged to me that _he executed the above instrument for and on behalf of said partnership.

[X] Corporation         to me known, who, being by me duly sworn, did depose
                        and say that _he resides at____________________________
                        __________________________________ that _he is the
                        President of Griffin Environment Company, Inc., the
                        ----------------------------------------------
                        corporation described in and which executed the above instrument and the _he signed his (her) name thereto by order of the board of directors of said corporation.

[_] Trust or Estate     to me known to be the [executor of the last Will and
                        testament of] [administrator of the goods, chattels and credits of] ____________________, late of
                        ____________________ County, State of __________,
                        deceased; or Trustee of/under ________________________
                        of the __________________ [Town, etc.] of
                        ___________________, New York; and known to me to be the person described in and who executed the foregoing instrument and acknowledged that _he executed the same as such [executor or administrator or trustee].

[_] LLC to me known, who, being duly sworn, did depose and say that _he resides at ________________; that _he is the _______________ of the limited liability company described in and which executed the above instrument; and that _he signed his (her) name thereto by order of the members/managers of said limited liability company.

                                        /s/ Nancy Farrell Hussey
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires __________________

                                                     NANCY FARRELL HUSSEY
                                               Notary Public, State of New York
                                                        No. 02HU6023017
                                                  Qualified in Cayuga County
                                              Commission Expires, April 30, 2001

                              FOR INTERNAL USE ONLY

Authorization Confirmed: /s/ [ILLEGIBLE]
                         -------------------------------------------------------

                                                                  MRE-014 (6/97)

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[LOGO] M&T Real Estate, Inc.
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                                   RIDER A TO

                                  MORTGAGE NOTE

                               (Yield Maintenance)

           Rider A to Mortgage Note dated September      , 1999/2000
                                          ---------------
                in the Original Principal Amount of $850,000.00
                                                    -----------
              and Executed by Griffin Environmental Company, Inc.
                              -----------------------------------

Prepayment Premium. During the term of this Note, the Borrower shall have the option of paying the Principal Sum to the Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty (30) days prior to making such prepayment; provided, however, that together with such prepayment, the Borrower shall pay to the Lender, as consideration of the privilege of making such prepayment, a premium equal to the greater of (a) one percent (1%) of the Principal Sum prepaid, or (b) an amount equal to the present value of the difference between (i) the amount of interest that would have accrued on the Principal Sum during the remaining term of the Note, at the interest rate set forth in Note in effect on the date of prepayment and (ii) the amount of interest that would have accrued on the Principal Sum during the remaining term of the Note at the Current Market Rate.

Upon making any prepayment of the Principal Sum in whole, the Borrower shall pay to the Lender all interest and Expense owing pursuant to this Note and remaining unpaid. Each partial prepayment of the Principal Sum shall be applied in inverse order of maturity. In the event the Maturity Date of this Note is accelerated following an Event of Default, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium calculated in accordance with this Rider.

 . "Current Market Rate" shall mean the most recent yield on United States Treasury Obligations adjusted to a constant maturity having a term most nearly corresponding to the term remaining from the date of prepayment to the Maturity Date, in effect two (2) business days prior to the prepayment date as published by the Board of Governors of the Federal Reserve System in the Federal Reserve Statistical Release H.15 (519), or by such other quoting service, index or commonly available source utilized by Manufacturers and Traders Trust Company.

 . "Present Value" calculation shall use the Current Market Rate as the discount rate and shall be calculated as if each installment of the Principal Sum had been made during the remaining term of the Note.

                                        GRIFFIN ENVIRONMENTAL COMPANY, INC.
                                        ----------------------------------------


                                   BY:  /s/ Thomas Graziano
                                        ----------------------------------------
                                        Thomas Graziano, President

MRE-004 (8/99)